-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  February 2, 1996
                                                 (January 31, 1996)



                          BOATMEN'S BANCSHARES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

         Missouri                    1-3750             43-0672260
----------------------------    ----------------    -------------------
(State or other jurisdiction    (Commission File    (IRS Employer
 of incorporation)                  Number)          Identification No.)


One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri      63101
-----------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  314-466-6000
                                                    --------------

-------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

      On January 31, 1996, Boatmen's Bancshares Inc. (the "Registrant") acquired Fourth Financial Corporation, a Kansas corporation ("Fourth Financial"), by means of the merger (the "Merger") of Fourth Financial with and into a wholly-owned subsidiary of the Registrant. Under terms of the Merger, (i) each issued and outstanding share of common stock, par value $5 per share, of Fourth Financial was converted into one share of common stock, par value $1 per share, of the Registrant (approximately 28.5 million shares in the aggregate), and (ii) each issued and outstanding Depositary Share of Fourth Financial, representing 1/16 interest in a share of Class A 7% Cumulative Convertible Preferred Stock of Fourth Financial, was converted into one Depositary Share of the Registrant, representing a 1/16 interest in a share of 7% Cumulative Convertible Preferred Stock, Series A, of the Registrant (approximately 3.96 million Depositary Shares in the aggregate). No shares of Fourth Financial common stock were owned by the Corporation prior to the Merger. The Merger was accounted for as a "pooling of interests" for accounting and financial reporting purposes.

      Fourth Financial is a multi-bank holding company headquartered in Wichita, Kansas. At December 31, 1995, Fourth Financial had consolidated assets of approximately $7.4 billion and shareholders' equity of approximately $678 million and operated 87 retail banking offices in Kansas, and 56 in Oklahoma, making it the largest banking company in Kansas and third largest in Oklahoma.

      Prior to the Merger, there were no material relationships between Fourth Financial and its shareholders, and the Registrant, or any of its affiliates, directors or officers of the Registrant or any associates of such directors or officers.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Financial Statements of Business Acquired
     -----------------------------------------
      Audited financial statements of Fourth Financial required by Item 7 of Form 8-K will be filed not later than 60 days after the filing of this Report on Form 8-K.

(b)  Pro Forma Financial Information
     -------------------------------
      The following unaudited pro forma financial statements are submitted herewith:

     1.  Pro Forma Combined Balance Sheet as of December 31, 1995.
     2. Pro Forma Combined Statements of Income for the years ended December 31, 1995, 1994, and 1993, and notes thereto.
     3. Pro Forma Consolidated Quarterly Earnings Trend for the year ended December 31, 1995.
     4. Pro Forma Consolidated Quarterly Balance Sheets for each 1995 quarter ended period.

(c)   Exhibits
      --------

      The following exhibits are incorporated herein by reference:

            Exhibit 2 (a)     Agreement and Plan of Merger, dated August 25,
1995, by and among Fourth Financial Corporation, Boatmen's Bancshares, Inc. and Acquisition Sub, Inc., is incorporated herein by reference from the Registration Statement on Form S-4 of Boatmen's Bancshares, Inc. (No. 33-64087).

            Exhibit 2 (b)     Stock Option Agreement, dated August 26, 1995,
between Boatmen's Bancshares, Inc. and Fourth Financial Corporation, is incorporated herein by reference from the Registration Statement on Form S-4 of Boatmen's Bancshares, Inc. (No. 33-64087).

      The following exhibit is included with this Report:

            Exhibit 99 (a)  Press Release dated January 31, 1996



                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  BOATMEN'S BANCSHARES, INC.
                                  --------------------------
                                        (Registrant)


                                  By   /s/  JAMES W. KIENKER
                                     ---------------------------
                                     James W. Kienker
                                     Executive Vice President and
                                     Chief Financial Officer

Dated:    February 2, 1996

                       PRO FORMA FINANCIAL DATA
    BOATMEN'S BANCSHARES, INC. AND FOURTH FINANCIAL CORPORATION

    The pro forma combined balance sheet assumes that the Merger was consummated on December 31, 1995, and the pro forma combined statements of income assume that the Merger was consummated on January 1 of each period presented. The unaudited pro forma combined balance sheet as of December 31, 1995, and the pro forma combined statements of income for each of the years in the three-year period ended December 31, 1995, give effect to the Merger based on the historical consolidated financial statements of the Registrant and Fourth Financial and their subsidiaries, and do not give effect to any restatements that may be necessary to conform accounting policies. Such adjustments, if any, are not expected to have a material impact on the Registrant's restated historical consolidated financial statements. Other supplementary financial information provided herein includes consolidated balance sheets and income statements for each quarter ended period of 1995 as if the Registrant and Fourth Financial had always been combined.

                                                  PRO FORMA COMBINED BALANCE SHEET
                                                         December 31, 1995
                                                           (In Thousands)

                                            Boatmen's       Fourth Financial                  Boatmen's
                                         Bancshares, Inc.      Corporation    Adjustments     Pro Forma
                                         ----------------   ----------------  -----------  ------------
ASSETS:
Cash and due from banks                         $2,175,804     $436,104                      $2,611,908
Short-term investments                              82,240          926                          83,166
Securities:
  Held to maturity                                 914,747        8,383                         923,130
  Available for sale                             8,063,815    2,283,357                      10,347,172
  Trading                                           57,442          920                          58,362
Federal funds sold and securities
  purchased under resale agreements              1,099,696      125,975                       1,225,671
Loans, net of unearned income                   19,763,244    4,294,128                      24,057,372
  Less reserve for loan losses                     382,984       69,576                         452,560
                                             -------------  -----------                   -------------
  Loans, net                                    19,380,260    4,224,552                      23,604,812
                                             -------------  -----------                   -------------

Property and equipment                             637,945      162,557                         800,502
Other assets                                     1,291,881      199,751                       1,491,632
                                             -------------  -----------                   -------------
  Total assets                                 $33,703,830   $7,442,525                     $41,146,355
                                             =============  ===========                   =============
LIABILITIES AND EQUITY:
Liabilities:
Demand deposits                                 $5,862,531   $1,033,024                      $6,895,555
Retail savings deposits and interest-
  bearing transaction accounts                  11,027,383    2,483,337                      13,510,720
Time deposits                                    9,042,216    2,529,733                      11,571,949
                                             -------------  -----------                   -------------
  Total deposits                                25,932,130    6,046,094                      31,978,224
                                             -------------  -----------                   -------------

Federal funds purchased and securities
  sold repurchase agreements                     2,361,204      541,768                       2,902,972
Short-term borrowings                            1,359,993       21,500                       1,381,493
Capital lease obligations                           38,910          166                          39,076
Long-term debt                                     615,129       93,498                         708,627
Other liabilities                                  467,444       61,004                         528,448
                                             -------------  -----------                   -------------
  Total liabilities                             30,774,810    6,764,030                      37,538,840
                                             -------------  -----------                   -------------

Redeemable preferred stock                             961                                          961
                                             -------------  -----------                   -------------

Stockholders' Equity:
Preferred stock                                                  99,324                          99,324
Common stock                                       129,924      140,721    (112,577)<F1>        158,068
Surplus                                            984,557      115,704     112,577 <F1>      1,212,838
Retained earnings                                1,827,023      316,921                       2,143,944
Treasury stock                                     (18,096)                                     (18,096)
Unrealized net appreciation (depreciation),
    available for sale securities                    4,651        5,825                          10,476
                                             -------------  -----------    -------------  -------------
  Total stockholders' equity                     2,928,059      678,495           0           3,606,554
                                             -------------  -----------    -------------  -------------
  Total liabilities and stockholders'
    equity                                     $33,703,830   $7,442,525                     $41,146,355
                                             =============  ===========                   =============

Common stockholders' equity per share               $22.62       $20.58                          $22.26
                                             =============  ===========                   =============

Period end shares outstanding                  129,446,988   28,144,251                     157,591,239
                                             =============  ===========                   =============

<F1> Based on the exchange ratio of 1.0 share of Boatmen's Common for each share of Fourth common stock.

                                        PRO FORMA COMBINED STATEMENT OF INCOME
                                             Year ended December 31, 1995
                                         (In Thousands, except per share data)

                                                   Boatmen's           Fourth Financial          Boatmen's
                                                Bancshares, Inc.          Corporation            Pro Forma
                                             ---------------------   ---------------------    ----------------
Interest income:
  Interest and fees on loans                           $1,711,549                $395,223          $2,106,772
  Interest on short-term investments                        4,527                      87               4,614
  Interest on federal funds sold and
    securities purchased under resale
    agreements                                             33,673                   6,354              40,027
  Interest on securities:
    Taxable                                               511,958                 139,259             651,217
    Tax-exempt                                             56,108                  11,525              67,633
                                             ---------------------   ---------------------    ----------------
    Total interest on securities                          568,066                 150,784             718,850
  Interest on trading securities                            1,956                      93               2,049
                                             ---------------------   ---------------------    ----------------
    Total interest income                               2,319,771                 552,541           2,872,312
                                             --------------------    ---------------------    ----------------
Interest expense:
  Interest on deposits                                    797,256                 228,202           1,025,458
  Interest on Federal funds purchased and
    other short-term borrowings                           257,239                  30,851             288,090
  Interest on capital lease obligations                     3,875                      21               3,896
  Interest on long-term debt                               47,338                  16,535              63,873
                                             ---------------------   ---------------------    ----------------
    Total interest expense                              1,105,708                 275,609           1,381,317
                                             ---------------------   ---------------------    ----------------
    Net interest income                                 1,214,063                 276,932           1,490,995
  Provision for loan losses                                46,688                   6,309              52,997
                                             ---------------------   ---------------------    ----------------
    Net interest income after
      provision for loan losses                         1,167,375                 270,623           1,437,998
                                             ---------------------   ---------------------    ----------------
Noninterest income:
  Trust fees                                              177,185                  23,057             200,242
  Service charges                                         190,823                  40,761             231,584
  Mortgage banking revenues                                78,638                   2,745              81,383
  Credit card                                              49,753                  13,779              63,532
  Investment banking revenues                              35,281                   6,171              41,452
  Securities gains (losses), net                           14,719                 (21,759)             (7,040)
  Other                                                   129,979                  20,034             150,013
                                             ---------------------   ---------------------    ----------------
    Total noninterest income                              676,378                  84,788             761,166
                                             ---------------------   ---------------------    ----------------
Noninterest expense:
  Staff                                                   597,212                 128,618             725,830
  Net occupancy                                            80,170                  18,592              98,762
  Equipment                                                95,657                  22,260             117,917
  FDIC insurance                                           31,197                   8,091              39,288
  Intangible amortization                                  33,576                  10,737              44,313
  Advertising                                              34,032                   8,711              42,743
  Other                                                   327,157                  54,755             381,912
                                             ---------------------   ---------------------    ----------------
    Total noninterest expense                           1,199,001                 251,764           1,450,765
                                             ---------------------   ---------------------    ----------------
    Income before income tax expense                      644,752                 103,647             748,399
Income tax expense                                        225,917                  37,947             263,864
                                             ---------------------   ---------------------    ----------------
  Net income                                             $418,835                 $65,700            $484,535
                                             =====================   =====================    ================
  Net income available to
    common shareholders                                  $418,760                 $58,632            $477,392
                                             =====================   =====================    ================
  Net income per share                                      $3.25                   $2.12               $3.05
                                             =====================   =====================    ================

  Average shares (YTD)                                    129,034                  27,630             156,664
                                             =====================   =====================    ================

Returns:
  Return on assets                                           1.28%                   0.87%               1.20%
  Return on total equity                                    15.15%                  10.23%              14.23%
  Return on common equity                                   15.15%                  10.81%              14.44%



                                        PRO FORMA COMBINED STATEMENT OF INCOME
                                             Year ended December 31, 1994
                                         (In Thousands, except per share data)

                                                   Boatmen's           Fourth Financial          Boatmen's
                                                Bancshares, Inc.          Corporation            Pro Forma
                                             ---------------------   ---------------------    ----------------
Interest income:
  Interest and fees on loans                           $1,439,508                $309,224          $1,748,732
  Interest on short-term investments                        3,472                      97               3,569
  Interest on federal funds sold and
    securities purchased under resale
    agreements                                             17,136                     911              18,047
  Interest on securities:
    Taxable                                               498,727                 162,216             660,943
    Tax-exempt                                             60,488                  16,712              77,200
                                             ---------------------   ---------------------    ----------------
    Total interest on securities                          559,215                 178,928             738,143
  Interest on trading securities                            2,525                     104               2,629
                                             ---------------------   ---------------------    ----------------
    Total interest income                               2,021,856                 489,264           2,511,120
                                             ---------------------   ---------------------    ----------------
Interest expense:
  Interest on deposits                                    609,616                 159,379             768,995
  Interest on Federal funds purchased and
    other short-term borrowings                           173,244                  29,262             202,506
  Interest on capital lease obligations                     3,983                      33               4,016
  Interest on long-term debt                               46,725                  19,935              66,660
                                             ---------------------   ---------------------    ----------------
    Total interest expense                                833,568                 208,609           1,042,177
                                             ---------------------   ---------------------    ----------------
    Net interest income                                 1,188,288                 280,655           1,468,943
  Provision for loan losses                                25,340                     836              26,176
                                             ---------------------   ---------------------    ----------------
    Net interest income after
      provision for loan losses                         1,162,948                 279,819           1,442,767
                                             ---------------------   ---------------------    ----------------
Noninterest income:
  Trust fees                                              164,936                  21,145             186,081
  Service charges                                         186,786                  38,693             225,479
  Mortgage banking revenues                                60,695                   2,654              63,349
  Credit card                                              44,628                  10,871              55,499
  Investment banking revenues                              37,768                   4,550              42,318
  Securities gains, net                                     6,200                   3,632               9,832
  Other                                                   114,131                  16,969             131,100
                                             ---------------------   ---------------------    ----------------
    Total noninterest income                              615,144                  98,514             713,658
                                             ---------------------   ---------------------    ----------------
Noninterest expense:
  Staff                                                   590,698                 127,894             718,592
  Net occupancy                                            82,985                  17,924             100,909
  Equipment                                                93,372                  22,815             116,187
  FDIC insurance                                           52,947                  12,776              65,723
  Intangible amortization                                  35,152                  10,154              45,306
  Advertising                                              33,491                   9,514              43,005
  Other                                                   268,093                  53,266             321,359
                                             ---------------------   ---------------------    ----------------
    Total noninterest expense                           1,156,738                 254,343           1,411,081
                                             ---------------------   ---------------------    ----------------
    Income before income tax expense                      621,354                 123,990             745,344
Income tax expense                                        213,552                  40,866             254,418
                                             ---------------------   ---------------------    ----------------
  Net income                                             $407,802                 $83,124            $490,926
                                             =====================   =====================    ================
  Net income available to
    common shareholders                                  $407,722                 $76,124            $483,846
                                             =====================   =====================    ================
  Net income per share                                      $3.17                   $2.80               $3.10
                                             =====================   =====================    ================

  Average shares (YTD)                                    128,652                  27,230             155,882
                                             =====================   =====================    ================

Returns:
  Return on assets                                          1.29%                   1.12%               1.26%
  Return on total equity                                   16.14%                  13.79%              15.69%
  Return on common equity                                  16.14%                  15.13%              15.97%




                                        PRO FORMA COMBINED STATEMENT OF INCOME
                                             Year ended December 31, 1993
                                         (In Thousands, except per share data)

                                                   Boatmen's           Fourth Financial          Boatmen's
                                                Bancshares, Inc.          Corporation            Pro Forma
                                             ---------------------   ---------------------    ----------------
Interest income:
  Interest and fees on loans                           $1,282,802                $266,984          $1,549,786
  Interest on short-term investments                        2,101                     233               2,334
  Interest on federal funds sold and
    securities purchased under resale
    agreements                                             18,799                   1,948              20,747
  Interest on securities:
    Taxable                                               491,599                 160,631             652,230
    Tax-exempt                                             62,310                  19,534              81,844
                                             ---------------------   ---------------------    ----------------
    Total interest on securities                          553,909                 180,165             734,074
  Interest on trading securities                            2,570                     135               2,705
                                             ---------------------   ---------------------    ----------------
    Total interest income                               1,860,181                 449,465           2,309,646
                                             ---------------------   ---------------------    ----------------
Interest expense:
  Interest on deposits                                    607,349                 159,802             767,151
  Interest on Federal funds purchased and
    other short-term borrowings                            82,351                  12,735              95,086
  Interest on capital lease obligations                     4,082                      23               4,105
  Interest on long-term debt                               40,767                   8,844              49,611
                                             ---------------------   ---------------------    ----------------
    Total interest expense                                734,549                 181,404             915,953
                                             ---------------------   ---------------------    ----------------
    Net interest income                                 1,125,632                 268,061           1,393,693
  Provision for loan losses                                63,885                   7,037              70,922
                                             ---------------------   ---------------------    ----------------
    Net interest income after
      provision for loan losses                         1,061,747                 261,024           1,322,771
                                             ---------------------   ---------------------    ----------------
Noninterest income:
  Trust fees                                              159,365                  18,690             178,055
  Service charges                                         176,850                  33,983             210,833
  Mortgage banking operations                              68,623                   2,399              71,022
  Credit card                                              33,433                   7,657              41,090
  Investment banking revenues                              41,934                   6,139              48,073
  Securities gains, net                                     8,348                   1,555               9,903
  Other                                                   104,979                  16,612             121,591
                                             ---------------------   ---------------------    ----------------
    Total noninterest income                              593,532                  87,035             680,567
                                             ---------------------   ---------------------    ----------------
Noninterest expense:
  Staff                                                   568,490                 118,828             687,318
  Net occupancy                                            88,198                  16,940             105,138
  Equipment                                                89,643                  23,804             113,447
  FDIC insurance                                           52,007                  13,295              65,302
  Intangible amortization                                  36,265                  12,549              48,814
  Advertising                                              31,736                   8,598              40,334
  Other                                                   276,658                  63,538             340,196
                                             ---------------------   ---------------------    ----------------
    Total noninterest expense                           1,142,997                 257,552           1,400,549
                                             ---------------------   ---------------------    ----------------
    Income before income tax expense                      512,282                  90,507             602,789
Income tax expense                                        161,917                  12,398             174,315
                                             ---------------------   ---------------------    ----------------
  Net income                                             $350,365                 $78,109            $428,474
                                             =====================   =====================    ================
  Net income available to
    common shareholders                                  $350,280                 $71,109            $421,389
                                             =====================   =====================    ================
  Net income per share                                      $2.75                   $2.67               $2.74
                                             =====================   =====================    ================

  Average shares (YTD)                                    127,304                  26,640             153,944
                                             =====================   =====================    ================

Returns:
  Return on assets                                           1.20%                   1.16%               1.19%
  Return on total equity                                    15.25%                  13.71%              14.94%
  Return on common equity                                   15.25%                  15.21%              15.24%


<F1> Net income includes $10,582 for the year ended December 31, 1993, for the cumulative effect of SFAS No. 109 adoption by Fourth Financial.


                                        PRO FORMA CONSOLIDATED QUARTERLY EARNINGS TREND <F1>
                                               (In Thousands, except per share data)

                                                                                1995
                                             --------------------------------------------------------------------------
                                               First Quarter Second Quarter Third Quarter Fourth Quarter    Full Year
                                             --------------- -------------- ------------- -------------- --------------
Interest income:
   Interest and fees on loans                      $498,555      $530,147      $540,089      $537,981     $2,106,772
   Interest on short-term investments                   918         1,010         1,146         1,540          4,614
   Interest on federal funds sold and securities
     purchased under resale agreements                8,801         9,440        10,025        11,761         40,027
   Interest on securities:
     Taxable                                        168,901       165,478       159,204       157,634        651,217
     Tax-exempt                                      17,466        17,082        16,618        16,467         67,633
                                             --------------- -------------- ------------- -------------- --------------
     Total interest on securities                   186,367       182,560       175,822       174,101        718,850
   Interest on trading securities                       435           361           546           707          2,049
                                             --------------- -------------- ------------- -------------- --------------
     Total interest income                          695,076       723,518       727,628       726,090      2,872,312
                                             --------------- -------------- ------------- -------------- --------------
Interest expense:
   Interest on deposits                             238,125       259,633       262,651       265,049      1,025,458
   Interest on Federal funds purchased and
     other short-term borrowings                     74,544        76,998        74,099        62,449        288,090
   Interest on capital lease obligations                977           976           972           971          3,896
   Interest on long-term debt                        18,433        16,448        14,906        14,086         63,873
                                             --------------- -------------- ------------- -------------- --------------
     Total interest expense                         332,079       354,055       352,628       342,555      1,381,317
                                             --------------- -------------- ------------- -------------- --------------
     Net interest income                            362,997       369,463       375,000       383,535      1,490,995
   Provision for loan losses                         10,743        10,171        12,391        19,692         52,997
                                             --------------- -------------- ------------- -------------- --------------
     Net interest income after
       provision for loan losses                    352,254       359,292       362,609       363,843      1,437,998
                                             --------------- -------------- ------------- -------------- --------------
Noninterest income:
   Trust fees                                        45,670        51,902        50,444        52,226        200,242
   Service charges                                   55,234        57,827        58,802        59,721        231,584
   Mortgage banking revenues                         23,549        16,967        20,422        20,445         81,383
   Credit card                                       15,164        14,864        16,763        16,741         63,532
   Investment banking revenues                       10,057        10,294        10,422        10,679         41,452
   Securities gains (losses), net                   (22,017)        3,005           938        11,034         (7,040)
   Other                                             37,485        36,421        37,765        38,342        150,013
                                             --------------- -------------- ------------- -------------- --------------
     Total noninterest income                       165,142       191,280       195,556       209,188        761,166
                                             --------------- -------------- ------------- -------------- --------------
Noninterest expense:
   Staff                                            179,088       177,766       182,575       186,401        725,830
   Net occupancy                                     25,124        23,661        25,613        24,364         98,762
   Equipment                                         28,994        28,782        28,596        31,545        117,917
   FDIC insurance                                    16,594        16,594         1,155         4,945         39,288
   Intangible amortization                           10,897        11,024        11,125        11,267         44,313
   Advertising                                        9,909        11,469         9,689        11,676         42,743
   Other                                            104,180        87,033        92,735        97,964        381,912
                                             --------------- -------------- ------------- -------------- --------------
     Total noninterest expense                      374,786       356,329       351,488       368,162      1,450,765
                                             --------------- -------------- ------------- -------------- --------------
     Income before income tax expense               142,610       194,243       206,677       204,869        748,399
  Income tax expense                                 52,347        66,439        72,995        72,083        263,864
                                             --------------- -------------- ------------- -------------- --------------
   Net income                                       $90,263      $127,804      $133,682      $132,786       $484,535
                                             =============== ============== ============= ============== ==============
   Net income available to
     common shareholders                            $88,494      $126,042      $131,924      $130,932       $477,392
                                             =============== ============== ============= ============== ==============
   Net income per share                               $0.57         $0.80         $0.84         $0.84          $3.05
                                             =============== ============== ============= ============== ==============

   Average shares (YTD)                             156,232       156,541       156,578       156,564        156,564
                                             =============== ============== ============= ============== ==============

Returns:
  Return on assets                                    0.90%         1.27%         1.32%         1.32%          1.20%
  Return on total equity                             11.12%        15.13%        15.48%        14.99%         14.23%
  Return on common equity                            11.25%        15.38%        15.73%        15.21%         14.44%

<F1> Includes Boatmen's Bancshares, Inc. and Fourth Financial Corporation on a combined basis.

                                           PRO FORMA CONSOLIDATED BALANCE SHEET TREND <F1>
                                                           (In Thousands)


                                                 3/31/95           6/30/95           9/30/95          12/31/95
                                           ----------------   ---------------   ---------------   ---------------
ASSETS:
Cash and due from banks                          $2,239,319        $2,310,520        $2,205,926        $2,611,908
Short-term investments                               44,830            52,750            61,249            83,166
Securities:
  Held to maturity                                7,195,695         7,010,999         6,802,763           923,130
  Available for sale                              4,752,262         4,492,629         4,456,289        10,347,172
  Trading                                            19,795            28,255            29,272            58,362
Federal funds sold and securities
  purchased under resale agreements                 419,839           784,254           690,132         1,225,671
Loans, net of unearned income                    23,554,838        24,307,529        24,184,508        24,057,372
  Less reserve for loan losses                      454,731           457,221           461,352           452,560
                                           ----------------   ---------------   ---------------   ---------------
  Loans, net                                     23,100,107        23,850,308        23,723,156        23,604,812
                                           ----------------   ---------------   ---------------   ---------------

Property and equipment                              802,124           801,399           802,170           800,502
Other assets                                      1,513,706         1,581,420         1,512,482         1,491,632
                                           ----------------   ---------------   ---------------   ---------------
  Total assets                                  $40,087,677       $40,912,534       $40,283,439       $41,146,355
                                           ================   ===============   ===============   ===============

LIABILITIES AND EQUITY:
Liabilities:
Demand deposits                                  $5,891,811        $6,233,310        $6,439,391        $6,895,555
Retail savings deposits and interest-
  bearing transaction accounts                   12,306,852        12,456,252        12,558,121        13,510,720
Time deposits                                    11,645,044        11,768,983        11,542,671        11,571,949
                                           ----------------   ---------------   ---------------   ---------------
  Total deposits                                 29,843,707        30,458,545        30,540,183        31,978,224
                                           ----------------   ---------------   ---------------   ---------------

Federal funds purchased and securities
  sold repurchase agreements                      3,216,314         2,708,270         3,022,423         2,902,972
Short-term borrowings                             2,244,209         2,855,536         1,993,157         1,381,493
Capital lease obligations                            40,075            39,699            39,373            39,076
Long-term debt                                      917,775           790,562           692,705           708,627
Other liabilities                                   506,020           626,749           523,717           528,448
                                           ----------------   ---------------   ---------------   ---------------
  Total liabilities                              36,768,100        37,479,361        36,811,558        37,538,840
                                           ----------------   ---------------   ---------------   ---------------

Redeemable preferred stock                            1,142             1,132             1,007               961
                                           ----------------   ---------------   ---------------   ---------------

Stockholders' Equity:
Preferred stock                                      99,969            99,469            99,362            99,324
Common stock                                        156,559           158,442           157,562           158,068
Surplus                                           1,181,482         1,203,437         1,205,870         1,212,838
Retained earnings                                 1,923,809         1,997,785         2,073,895         2,143,944
Treasury stock                                       (2,151)          (23,194)          (59,205)          (18,096)
Unrealized net appreciation (depreciation),
    available for sale securities                   (41,233)           (3,898)           (6,610)           10,476
                                           ----------------   ---------------   ---------------   ---------------
  Total stockholders' equity                      3,318,435         3,432,041         3,470,874         3,606,554
                                           ----------------   ---------------   ---------------   ---------------

  Total liabilities and stockholders'
       equity                                   $40,087,677       $40,912,534       $40,283,439       $41,146,355
                                           ================   ===============   ===============   ===============

Common stockholders' equity per share                $20.57            $21.26            $21.62            $22.26
                                           ================   ===============   ===============   ===============

Period end shares outstanding                   156,481,540       156,726,993       155,912,820       157,591,239
                                           ================   ===============   ===============   ===============

<F1> Includes Boatmen's Bancshares, Inc. and Fourth Financial Corporation on a combined basis.
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